UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 22, 2006
Date of Report (Date of earliest event reported)
EMDEON CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-24975	94-3236644

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
669 River Drive, Center 2
Elmwood Park, New Jersey 07407-1361
(Address of principal executive offices, including zip code)
(201) 703-3400
(Registrant’s telephone number, including area code)

(Former name or address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
Item 8.01. Other Events
SIGNATURE

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers
     The Compensation Committee of the Board of Directors of Emdeon Corporation has approved the following special bonuses to be paid by Emdeon to the persons listed below, each of whom was a Named Executive Officer for purposes of Emdeon’s most recent Annual Report on Form 10-K:

Named
Executive Officer	Title	Bonus
Kevin M. Cameron	Chief Executive Officer	$2,750,000

Andrew C. Corbin	Former Chief Financial Officer and	$300,000
	Former Chief Executive Officer, Emdeon
	Practice Services

Charles A. Mele	Executive Vice President, General	$1,000,000
	Counsel & Secretary

Martin J. Wygod	Chairman of the Board	$2,750,000
The special bonuses are in recognition of the completion of the previously announced transactions in which Emdeon Practice Services was sold to Sage Software and a 52% interest in Emdeon Business Services was sold to an affiliate of General Atlantic LLC. The amounts of the special bonuses were determined by the Compensation Committee of the Emdeon Board, in its discretion. Payment of these special bonuses and of the one referred to in Item 8.01 below is subject to execution of certain acknowledgements by the respective individuals to whom they are to be paid.
Item 8.01. Other Events
     In addition to the special bonuses reported under Item 5.02, the Compensation Committee of the Board of Directors of Emdeon has approved, with the concurrence of the Compensation Committee of the Board of Directors of WebMD Health Corp. (“WHC”), an 85.6% owned subsidiary of Emdeon, a special bonus of $450,000 to be paid by Emdeon to Anthony Vuolo. Mr. Vuolo serves as Executive Vice President and Chief Financial Officer of WHC and, as previously disclosed, also performs services in connection with Emdeon corporate transactions and related matters when requested to do so by Emdeon. Mr. Vuolo performed services for Emdeon in connection with the Emdeon Practice Services and Emdeon Business Services sale transactions referred to above and the special bonus is being made to Mr. Vuolo in recognition of the completion of those transactions and the services he provided to Emdeon. The amount of the special bonus payable to Mr. Vuolo was determined by the Compensation Committee of the Emdeon Board, in its discretion.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EMDEON CORPORATION
Dated: November 29, 2006	By:	/s/ Lewis H. Leicher
Lewis H. Leicher
Senior Vice President

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